                                                                          page 1
                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                           8/1/2005 through 8/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
     (A) Total Portfolio Balance                                                       $1,850,899,759.44
     (B) Total Securities Balance                                                      $1,850,899,759.44
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                   $421,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                22.75%
         (iii) Class A-1 Notes Rate                                                             1.13000%
         (iv)  Class A-1 Notes Accrual Basis                                                  Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                   $540,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                29.17%
         (iii) Class A-2 Notes Rate                                                               1.580%
         (iv)  Class A-2 Notes Accrual Basis                                                      30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                   $340,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                18.37%
         (iii) Class A-3 Notes Rate                                                               2.190%
         (iv) Class A-3 Notes Accrual Basis                                                       30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                   $499,000,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                26.96%
         (iii) Class A-4 Notes Rate                                                               2.790%
         (iv)  Class A-4 Notes Accrual Basis                                                      30/360
     (G) Certificates
         (i)   Certificates Balance                                                       $50,899,759.44
         (ii)  Certificates Percentage (G(i)/B)                                                    2.75%
         (iii) Certificates Rate                                                                  2.790%
         (iv)  Certificates Accrual Basis                                                         30/360
     (H) Servicing Fee Rate                                                                        1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                       4.17%
         (ii)  Weighted Average Original Maturity (WAOM)                                           58.66 months
         (iii) Weighted Average Remaining Maturity (WAM)                                           53.78 months
         (iv)  Number of Receivables                                                             111,180
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                          0.50%
         (ii)  Reserve Account Initial Deposit                                             $9,254,498.80
         (iii) Specified Reserve Account Percentage                                                0.75%
         (iv)  Specified Reserve Account Balance                                          $13,881,748.20

     (K) Yield Supplement Account Deposit                                                 $20,761,691.70

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                         $828,542,181.35
     (B) Total Securities Balance                                                        $828,542,181.35
     (C) Cumulative Note and Certificate Pool Factor                                           0.4476429
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                             $0.00
         (ii)  Class A-1 Notes Pool Factor                                                     0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                        $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                       $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                             $0.00
         (ii)  Class A-2 Notes Pool Factor                                                     0.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                        $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                       $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                   $299,497,137.39
         (ii)  Class A-3 Notes Pool Factor                                                     0.8808739
         (iii) Class A-3 Notes Interest Carryover Shortfall                                        $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                       $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                   $499,000,000.00
         (ii)  Class A-4 Notes Pool Factor                                                     1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                        $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                       $0.00
     (H) Certificates
         (i)   Certificates Balance                                                       $30,045,043.96
         (ii)  Certificates Pool Factor                                                        0.5902787
         (iii) Certificates Interest Carryover Shortfall                                           $0.00
         (iv)  Certificates Principal Carryover Shortfall                                          $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                             $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                            $13,881,748.20
         (ii)  Yield Supplement Account                                                    $6,178,299.32
         (iii) Payahead Account                                                                    $0.00
         (iv)  Advances Outstanding                                                          $370,269.89
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                       3.97%
         (ii)  Weighted Average Remaining Maturity (WAM)                                           32.50 months
         (iii) Number of Receivables                                                              81,688
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                    96.44%
         (ii)  Certificate Percentage                                                              3.56%

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                           8/1/2005 through 8/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                     $0.00
         (ii)  Prepayments in Full                                                                 $0.00
         (iii) Prepayments in Full due to Repurchases                                              $0.00
     (B) Precomputed Contracts Collections                                                         $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                    $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                      $26,722,335.28
         (ii)  Prepayments in Full                                                        $15,475,642.37
         (iii) Repurchased Receivables Related to Principal                                        $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                 $2,843,420.69
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                  $0.00
         (ii)  Current Advance Amount                                                              $0.00
     (G) Interest Advance for simple Interest - Net                                         ($67,871.77)
     (H) Payahead Account
         (i)   Payments Applied                                                                    $0.00
         (ii)  Additional Payaheads                                                                $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                       3.96%
         (ii)  Weighted Average Remaining Maturity (WAM)                                           31.54 months
         (iii) Remaining Number of Receivables                                                    79,891

     (J) Delinquent Receivables                               # Units            Dollar Amount
                                                         ---------------  ------------------------

         (i)  31-60 Days Delinquent                       2,281   2.86%    $23,237,649.35   2.96%
         (ii) 61-90 Days Delinquent                         672   0.84%     $6,809,551.21   0.87%
         (ii) 91 Days or More Delinquent                     90   0.11%     $1,018,950.92   0.13%
     (K) Vehicles Repossessed During Collection Period       46   0.06%       $536,502.54   0.07%
     (L) Total Repossessed Vehicles in Inventory             70   0.09%       $801,706.94   0.10%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                      $0.00
     (B) Reserve Account Investment Income                                                    $40,748.55
     (C) Yield Supplement Account Investment Income                                           $18,598.22
     (D) Trust Fees Expense                                                                        $0.00
     (E) Aggregate Net Losses for Collection Period                                           204,724.27
     (F) Liquidated Receivables Information
         (i)  Gross Principal Balance on Liquidated Receivables                               666,044.91
         (ii) Liquidation Proceeds                                                            169,606.43
         (ii) Recoveries from Prior Month Charge Offs                                         291,714.21
     (G) Days in Accrual Period                                                                       31
     (H) Deal age                                                                                     23

                                               MONTHLY COLLECTIONS
                                               -------------------

V. INTEREST COLLECTIONS
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                             $2,775,548.92

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                       $42,197,977.65
     (B) Liquidation Proceeds  (IV(F(i)))                                                     169,606.43
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                       0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                  291,714.21
                                                                                        -----------------
     (E) Total Principal Collections (A+B+C+D)                                            $42,659,298.29

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                               $45,434,847.21

VIII. YIELD SUPPLEMENT DEPOSIT                                                               $483,420.71
IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                     $45,918,267.92

                                               MONTHLY DISTRIBUTIONS
                                               ---------------------

X. FEE DISTRIBUTIONS
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                 $690,451.82
         (ii)  Servicing Fee Paid                                                             690,451.82
                                                                                        -----------------
         (iii) Servicing Fee Shortfall                                                             $0.00
     (B) Reserve Account Investment Income (IV(B))                                            $40,748.55
     (C) Yield Supplement Account Investment Income  (IV(C))                                       $0.00
     (D) Trust Fees Expense (IV(D))                                                                $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i)   Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                      $0.00
             (b) Class A-1 Notes Interest Paid                                                      0.00
                                                                                        -----------------
             (c) Class A-1 Notes Interest Shortfall                                                $0.00
         (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                      $0.00
             (b) Class A-2 Notes Interest Paid                                                      0.00
                                                                                        -----------------
             (c) Class A-2 Notes Interest Shortfall                                                $0.00
         (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                $546,582.28
             (b) Class A-3 Notes Interest Paid                                                546,582.28
                                                                                        -----------------
             (c) Class A-3 Notes Interest Shortfall                                                $0.00

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                           8/1/2005 through 8/31/2005

         (iv)  Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                              $1,160,175.00
             (b) Class A-4 Notes Interest Paid                                              1,160,175.00
                                                                                        -----------------
             (c) Class A-4 Notes Interest Shortfall                                                $0.00
         (v) Total Note Interest
             (a) Total Note Interest Due                                                   $1,706,757.28
             (b) Total Note Interest Paid                                                   1,706,757.28
                                                                                        -----------------
             (c) Total Note Interest Shortfall                                                     $0.00
             (d) Reserve Account Withdrawal for Note Interest                                      $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))  $43,521,058.82
     (B) Principal
         (i)   Noteholders' Principal Distribution Amounts                                $41,338,063.36
         (ii)  Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                     $0.00
             (b) Class A-1 Notes Principal Paid                                                     0.00
                                                                                        -----------------
             (c) Class A-1 Notes Principal Shortfall                                               $0.00
             (d) Reserve Account Withdrawal                                                        $0.00
         (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                     $0.00
             (b) Class A-2 Notes Principal Paid                                                     0.00
                                                                                        -----------------
             (c) Class A-2 Notes Principal Shortfall                                               $0.00
             (d) Reserve Account Withdrawal                                                        $0.00
         (iv)  Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                            $41,338,063.36
             (b) Class A-3 Notes Principal Paid                                            41,338,063.36
                                                                                        -----------------
             (c) Class A-3 Notes Principal Shortfall                                               $0.00
             (d) Reserve Account Withdrawal                                                        $0.00
         (v)  Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                     $0.00
             (b) Class A-4 Notes Principal Paid                                                     0.00
                                                                                        -----------------
             (c) Class A-4 Notes Principal Shortfall                                               $0.00
             (d) Reserve Account Withdrawal                                                        $0.00
         (vi)  Total Notes Principal
             (a) Total Notes Principal Due                                                 41,338,063.36
             (b) Total Notes Principal Paid                                                41,338,063.36
                                                                                        -----------------
             (c) Total Notes Principal Shortfall                                                   $0.00
             (d) Reserve Account Withdrawal                                                        $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve account                                     $2,182,995.46
     Amount deposited into reserve account                                                          0.00
     Excess Amount Released from Reserve Account                                                    0.00
                                                                                        -----------------
     Excess funds available to Certificateholders                                           2,182,995.46
                                                                                        -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)   Certificate Monthly Interest Due                                               $69,854.73
         (ii)  Certificate Interest Shortfall Beginning Balance                                    $0.00
                                                                                        -----------------
         (iii) Total Certificate Interest Due                                                 $69,854.73
         (iv)  Certificate Interest Paid                                                       69,854.73
                                                                                        -----------------
         (v)   Certificate Interest Shortfall Ending Balance                                       $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                           $1,525,959.20
         (ii)  Certificate Principal Shortfall Beginning Balance                                   $0.00
                                                                                        -----------------
         (iii) Total Certificate Principal Due                                             $1,525,959.20
         (iv)  Certificate Principal Paid                                                   1,525,959.20
                                                                                        -----------------
         (v)   Certificate Principal Shortfall Ending Balance                                      $0.00
     (C) Release to Seller                                                                   $587,181.53

                                                       DISTRIBUTIONS SUMMARY
                                                       ---------------------

     (A) Total Collections                                                                $45,918,267.92
     (B) Service Fee                                                                         $690,451.82
     (C) Trustee Fees                                                                               0.00
     (D) Class A1 Amount                                                                           $0.00
     (E) Class A2 Amount                                                                           $0.00
     (F) Class A3 Amount                                                                  $41,884,645.64
     (G) Class A4 Amount                                                                   $1,160,175.00
     (H) Amount Deposited into Reserve Account                                                     $0.00
     (I) Certificateholders                                                                $1,595,813.93
     (J) Release to seller                                                                   $587,181.53
     (K) Total amount distributed                                                         $45,918,267.92
     (L) Amount of Draw from Reserve Account                                                        0.00
     (M) Excess Amount Released from Reserve Account                                                0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------
                                                                             Beginning                         End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                 of Period                      of Period
                                                                      -----------------------      -----------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                 $798,497,137.39                $757,159,074.03
         (ii)   Note Pool Factor                                                 0.4436095                      0.4206439
         (iii)  Class A-1 Notes Balance                                               0.00                           0.00
         (iv)   Class A-1 Notes Pool Factor                                      0.0000000                      0.0000000
         (v)    Class A-2 Notes Balance                                               0.00                           0.00
         (vi)   Class A-2 Notes Pool Factor                                      0.0000000                      0.0000000
         (vii)  Class A-3 Notes Balance                                     299,497,137.39                 258,159,074.03
         (viii) Class A-3 Notes Pool Factor                                      0.8808739                      0.7592914
         (ix)   Class A-4 Notes Balance                                     499,000,000.00                 499,000,000.00
         (x)    Class A-4 Notes Pool Factor                                      1.0000000                      1.0000000

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                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-4 Owner Trust
                           8/1/2005 through 8/31/2005

         (xi)   Certificates Balance                                         30,045,043.96                  28,519,084.76
         (xii)  Certificates Pool Factor                                         0.5902787                      0.5602990
         (xiii) Total Principal Balance of Notes and Certificates           828,542,181.35                 785,678,158.79
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                        3.97%                          3.96%
         (ii)   Weighted Average Remaining Maturity (WAM)                            32.50 months                   31.54 months
         (iii)  Remaining Number of Receivables                                     81,688                         79,891
         (iv)   Portfolio Receivable Balance                               $828,542,181.35                $785,678,158.79
     (C) Outstanding Advance Amount                                            $370,269.89                    $302,398.12
     (D) Outstanding Payahead Balance                                                $0.00                          $0.00

                                                   SUMMARY OF ACCOUNTS
                                                   -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                 $13,881,748.20
     (B) Draws                                                                                                       0.00
         (i)    Draw for Servicing Fee                                                                               0.00
         (ii)   Draw for Interest                                                                                    0.00
         (iii)  Draw for Realized Losses                                                                             0.00
     (C) Excess Interest Deposited into the Reserve Account                                                          0.00
     (D) Reserve Account Balance Prior to Release                                                           13,881,748.20
     (E) Reserve Account Required Amount                                                                    13,881,748.20
     (F) Final Reserve Account Required Amount                                                              13,881,748.20
     (G) Excess Reserve Account Amount                                                                               0.00
     (H) Ending Reserve Account Balance                                                                     13,881,748.20

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                          6,178,299.32
     (B) Investment Earnings                                                                                    18,598.22
     (C) Investment Earnings Withdraw                                                                                0.00
     (D) Additional Yield Supplement Amounts                                                                         0.00
     (E) Yield Supplement Deposit Amount                                                                       483,420.71
                                                                                                         ----------------
     (F) Ending Yield Supplement Account Balance                                                             5,713,476.83

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)  Liquidation Proceeds                                                                            $169,606.43
         (ii) Recoveries on Previously Liquidated Contracts                                                    291,714.21
     (B) Aggregate Net Losses for Collection Period                                                            204,724.27
     (C) Net Loss Rate for Collection Period (annualized)                                                           0.30%
     (D) Cumulative Net Losses for all Periods                                                               9,251,081.26

     (E) Delinquent Receivables                                 # Units                       Dollar Amount
                                                         -----------------------     -----------------------------------
         (i)    30-59 Days Delinquent                     2,281            2.86%     $23,237,649.35          2.96%
         (ii)   60-89 Days Delinquent                       672            0.84%      $6,809,551.21          0.87%
         (ii)   90 Days or More Delinquent                   90            0.11%      $1,018,950.92          0.13%

XVIII. REPOSSESSION ACTIVITY                                       # Units                     Dollar Amount
                                                         -----------------------     -----------------------------------
     (A) Vehicles Repossessed During Collection Period       46            0.06%       $536,502.54            0.07%
     (B) Total Repossessed Vehicles in Inventory             70            0.09%       $801,706.94            0.10%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                   0.34%
         (ii)  Preceding Collection Period                                                                          0.27%
         (iii) Current Collection Period                                                                            0.30%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                  0.31%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
         Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                   0.73%
         (ii)  Preceding Collection Period                                                                          0.78%
         (iii) Current Collection Period                                                                            1.04%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                  0.85%

     (C) Loss and Delinquency Trigger Indicator                                                   Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             -----------------------
             Mr. John Weisickle
             Vice President